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                                                               EXHIBIT 10.9





                          GROUNDWATER TECHNOLOGY, INC.
                             100 River Ridge Drive
                         Norwood, Massachusetts  02062





                                                                  April 22, 1996


THE CIT GROUP/CREDIT FINANCE, INC.
135 West 50th Street
New York, New York  10020

                 Re: Nytest Environmental Inc., NEI/GTEL Environmental Laboratories, Inc. and NEI of Pennsylvania, Inc. (collectively, "Borrower")

Ladies and Gentlemen:

                 We have been advised that, pursuant to a Loan and Security Agreement among you and Borrower dated the date hereof (the "Loan Agreement"), you will make available a revolving loan and a term loan to Borrower.

                 We are currently party to a Lease Agreement dated December 31, 1995 with NEI/GTEL Environmental Laboratories, Inc. (the "Lease Agreement", a copy of which is attached hereto as Exhibit A) which provides among other things, for periodic rent to be paid by NEI/GTEL Environmental Laboratories, Inc. to us.

                 This confirms your agreement that Borrower may continue to pay rent, in accordance with the Lease Agreement, and confirms our agreement that we will not increase the rent, except as provided in the Lease Agreement, without your prior written consent at any time while any Obligations (as defined in the Loan Agreement) are due to you from the Borrower.

                 Please indicate your agreement with the foregoing by signing in the space provided below.

                                        Very truly yours,

                                        GROUNDWATER TECHNOLOGY, INC.


                                        By: /S/ Joel Adler
                                           --------------------------

                                        Title:   Asst. Treasurer
                                              -----------------------


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ACCEPTED AND AGREED TO:

THE CIT GROUP/CREDIT FINANCE, INC.


By: /s/ Arthur McCray
   -------------------------------
Name:   Arthur McCray
Title:  AVP



NYTEST ENVIRONMENTAL INC.


By: /s/ John Gaspari
   -----------------------

Title:  CEO
      --------------------


NEI/GTEL ENVIRONMENTAL
 LABORATORIES, INC.


By:  /s/ John Gaspari
   -----------------------

Title:   CEO
      --------------------


NEI OF PENNSYLVANIA, INC.


By:  /s/ John Gaspari
   -----------------------

Title:   CEO
      --------------------